                                                                   EXHIBIT 10.16

                         EXECUTIVE EMPLOYMENT AGREEMENT

         This Executive Employment Agreement (this "Agreement") is entered into by and between HAYES MICROCOMPUTER PRODUCTS, INC. (the "Company") and P.K. CHAN (the "Executive") on this 7th day of October, 1996.

         For and in consideration of the employment or continued employment, as the case may be, of the Executive by the Company, the mutual covenants and promises contained herein, and in the Terms and Conditions of Employment attached hereto as Exhibit "A," and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Executive hereby covenant and agree as follows:

         1. Employment; Compensation. Company hereby employs or continues to employ Executive as Vice President - Manufacturing on the terms and conditions set forth herein and Executive accepts such employment. Executive's initial salary shall be $175,000.00 per year, and, subject to paragraph 3 below, shall continue for so long as Executive is employed by the Company, or until such salary is modified by mutual consent of the parties hereto.

         2. Term. The Term of this Agreement shall be two (2) years from the date hereof, unless sooner terminated in accordance with paragraph 3 below.

         3. Termination and Severance. This Agreement may be terminated by Company, its Chairman of the Board, its Chief Executive Officer, or Executive with or without Cause. In the event Company, the Chairman of the Board, or the Chief Executive Officer terminates this Agreement without Cause during the Term, then Executive shall be entitled to severance pay in the form of continuation of his or her salary for six (6) months following the date of termination. In the event that Company, the Chairman of the Board, or the Chief Executive Officer terminates Executive's employment for Cause, or Executive voluntarily terminates employment, or the Term expires, the Company shall not be obligated to pay any salary or other Compensation to Executive after the effective date of termination. During the Term, Executive shall be entitled to receive bonuses in accordance with the Company's normal policies with respect to similarly situated Executives, if any. Executive agrees to provide Company with at least six (6) weeks advance written notice prior to voluntary termination or resignation by Executive.

         4. Terms and Conditions. Executive acknowledges that this Agreement, and his employment obligations hereunder, expressly include the provisions set forth in the Terms and Conditions of Employment attached hereto as Exhibit "A,"which are incorporated herein by this reference thereto. This Agreement shall supersede any prior employment agreement, and any restrictive covenants, previously entered into by Executive with the Company.

         IN WITNESS WHEREOF, the parties hereto have set their hands and seals on the date and year first above written.

                                      COMPANY:

/s/ P. K. Chan       (SEAL)           By:/s/ Dennis C. Hayes             (SEAL)
--------------------------               --------------------------------------
Executive
                                      Attest:/s/ Kim Gallagher
                                             ----------------------------------

                                   EXHIBIT "A"

                       TERMS AND CONDITIONS OF EMPLOYMENT

         1. Duties and Responsibilities. Executive shall devote his full time and best efforts to the duties and responsibilities assigned by the Company and shall abide by this Agreement and the Company's Operations Policies.

         2. Confidential Information, Trade Secrets. Executive shall not use or disclose to any person or entity any Confidential Information or trade secrets of Company other than as necessary in the fulfillment of this Agreement in the course of employment. This paragraph shall be effective during the term hereof and for a period of two (2) years after termination of employment, whether with or without Cause.

         3. Inventions. The Company and Executive acknowledge that in the course of Executive's employment by the Company, Executive may from time to time develop or participate in the development of software or technology. All works or inventions conceived, originated, authored, or discovered, in whole or in part, by Executive, which result from any work performed for the Company or related to or useful in the business of the Company are and shall be the exclusive property of the Company. Executive shall cooperate with the Company in the protection of the Company's copyrights, patents, and other proprietary rights therein and, to the extent deemed desirable by the Company, in the registration of the same. Executive hereby assigns to the Company all of Executive's right, title and interest in and to any and all inventions, processes, systems and creations, whether or not patentable or copyrightable, that Executive may conceive, develop, or create, in whole or in part, during his employment with the Company, whether or not during normal working hours. Executive shall sign and deliver all documents relative to said inventions requested by the Company for the purpose of confirming the Company's title thereto.

         4. Company Property. Upon request of the Company, and without request promptly on termination of this Agreement or Executive's employment hereunder, Executive shall deliver all Company Property in Executive's possession or control to the Company. Executive acknowledges and agrees that title to all Company Property is vested in the Company, and Executive shall not retain any such property or any copies thereof in any form, including magnetic or electronic form.


         5. Protective Covenants. Executive is and will during the course of employment become intimately familiar with Confidential Information, trade secrets, facilities and services, and other property of the Company, and the protection of the Company requires that all such property and information must remain the sole and private property of the Company to be used only for the Company's benefit, not to be disclosed to any other party or used by Executive against Company. Accordingly, Executive does hereby warrant, represent, covenant and agree, as follows:

                  (i) Covenant Not to Compete. Executive agrees that, for a period of two (2) years from the termination of his employment with Company, whether with or without Cause, he shall not, directly or indirectly, on behalf of himself or any other person or entity, compete with the Company within a fifty (50) mile radius of the Company's principal place of business in Norcross, Georgia, or its principal place of business in Thousand Oaks, California, by engaging in the manufacture, assembling, or selling of computer component products, software, or systems, including modems, competitive with those manufactured, assembled, or sold by the Company, in a capacity which requires Executive to perform services substantially identical to the services performed by Executive on behalf of Company.

                  (ii) Covenant Not to Solicit Customers. During the term of Executive's employment hereunder, and for a period of two (2) years following the termination of such employment for any reason whatsoever, Executive shall not (except on behalf of or with the prior written consent of Company), either directly or indirectly, on Executive's own behalf or on behalf of others, solicit, divert, or appropriate any business for the manufacture, assembling, or sale of computer competent products, software or systems, including modems, competitive with those manufactured, assembled or sold by the Company, from any customer or actively sought prospective customer of the Company to whom the Company offered or provided products or services, and with whom Executive had material contact at any time during the twenty-four (24) months preceding the termination of Executive's employment.

                  (iii) Covenant Not to Solicit Employees. During the term of Executive's employment hereunder, and for a period of two (2) years following the termination of such employment for any reason whatsoever, Executive shall not employ or solicit the employment of any employee of the Company who was an employee of the Company at any time during the six (6) months preceding the termination of Executive's employment with the Company, for the purpose of causing such employee to take employment with Executive or a competitor of the Company.

                  Executive agrees and acknowledges that the restrictions in this Agreement are not vague, over broad or indefinite, and are reasonable and designed to protect the legitimate business interests of the Company. In addition to any other remedies which Company may have under the law for breach of any or all of said covenants, Company shall be entitled to injunctive and/or other equitable relief against Executive for any violation of any of said Covenants.

         6. Survival. Paragraphs 2, 3, 4, 5, and 6 hereof, together with any provisions of the Company's Operations Policies expressly or by necessary implication applicable after the termination of employment, shall survive termination of this Agreement. Upon termination, Executive shall repay to Company immediately any advances by Company, not offset by earnings or other credits due him or her, even if not expressly made repayable at the time of such advance, it being the intent of the parties that all such advances shall be repayable as provided by this paragraph. Company may offset any sums owed to Company by Executive against any amounts otherwise owed by Company to Executive. No sums otherwise due Executive at termination shall be payable to Executive if, at the time of termination or thereafter, Executive shall be in violation of any term or provision of this Agreement.

         7. Entire Agreement. This Agreement contains the entire understanding and agreement between the parties, and all promises, representations, warranties or inducements made by either party to the other, including any prior employment agreement or restrictive covenants, not specifically made in writing or made a part hereof by reference, are expressly superseded and shall have no force or effect. This Agreement may not be modified except in a writing signed by both parties hereto.

         8. Severability. If any provision of this Agreement (including any subparts of any paragraph) is invalid or unenforceable by any rule of law or public policy, this Agreement shall be construed so as to delete herefrom the invalid or unenforceable covenant or provision. To the extent that any provision is invalid or unenforceable that may be valid or enforceable by limitation thereof, then such provision shall be enforceable to the fullest extent permitted under the law of the jurisdiction in which enforcement is sought. If any particular provision is held to be invalid, illegal or unenforceable, all other covenants, terms, conditions and provisions hereof shall be and remain in full force and effect.

         9. Binding Effect. This Agreement shall be binding upon, and shall inure to the benefit of, each respective party's heirs, successors, legal representatives, executors and assigns. This Agreement shall be construed and governed in accordance with the laws of the State of Georgia.

         10. Definitions. Any word used in this Agreement which is defined in this paragraph shall have the meaning set forth below:

                  (a) Agreement. The Executive Employment Agreement, together with the Terms and Conditions of Employment and any documents incorporated therein by reference. In the event of any inconsistency between the Agreement and any Operations Policies, the Agreement shall control.

                  (b) "Cause." The term "Cause" as used in the within and foregoing Agreement shall mean (i) Executive's breach of a covenant or obligation of this Agreement, including any of the Terms and Conditions of Employment, or any failure or refusal by Executive to perform Executive's duties hereunder to the satisfaction of the Board of Directors, or to comply with any lawful directive of the Board of Directors, if, after receiving written notice of such breach, failure or refusal to perform, Executive does not cure or correct such breach, failure or refusal within five (5) business days after Executive's receipt of such notice; and (ii) any act of Executive in the course of Executive's employment that constitutes larceny, fraud, deceit, gross negligence, a crime involving moral turpitude, wilful misrepresentation, wilful misconduct, or failure to maintain the confidentiality of the Confidential Information and trade secrets of Company.

                  (c) "Company." Hayes Microcomputer Products, Inc., and any successor or assignee hereof.

                  (d) "Company Property." All property, without limitation, whether real, personal, tangible or intangible, including all inventions, confidential information, trade secrets, facilities, trade names, logos, patents and all tangible materials and supplies (whether originals or duplicates and including, but not in any way limited to, sample products, video tape cassettes, film, catalogues, price lists, rate sheets, outstanding quotations, books, records, manuals, sales presentation literature, training materials, calling or business cards, customer record cards, customer files, customer names, addresses and telephone numbers, supplier information, contacts, pricing and practices, strategic partner information, files and records, current or prospective business plans, Operations Policies, directives, correspondence, documents, contracts, orders, messages, memoranda, notes, circulars, agreements, bulletins, invoices and receipts, and sources of financing), which in any way pertain to Company's business, whether or not furnished to Executive by Company and whether or not prepared, compiled, or acquired by Executive while employed by Company, are the sole property of Company.

                  (e) "Compensation." Any and all payments, remuneration and benefits, including employment, provided to Executive by the Company, regardless of the form thereof. Such compensation as is paid to Executive shall be conclusively deemed legally sufficient consideration for this Agreement.

                  (f) "Confidential Information." All confidential information regarding the Company"s business, including but not limited to its methods of operation, products, software programs, equipment and techniques, existing and contemplated facilities and services, inventions, systems, devices (whether or not patentable), financial information and practices, plans, pricing, selling techniques, names, addresses and phone numbers of the Company's Customers and prospective Customers and suppliers and prospective suppliers, credit information and financial data of the Company and the Company's Customers and prospective customers and suppliers and prospective suppliers, particular business requirements of the Company's Customers, and special methods and processes involved in designing, producing and selling Company's facilities and services, current and prospective business plans, strategic partner information, files and records, and the terms of this Agreement, all shall be deemed Confidential Information and the Company's exclusive property. The parties agree that Confidential Information shall be deemed to be trade secrets under the Georgia Trade Secrets Act. Confidential Information shall not include information that is in the public domain or otherwise readily accessible to members of the public.

                  (g) "Customer." Each person, corporation, firm, partnership or other entity whatsoever, which has purchased or shall purchase the Company's products, facilities or services.

                  (h) "Executive." The person signing this Agreement as Executive, regardless of any title or duties which may now or hereafter be assigned to such person by the Company. This Agreement shall govern the employment relationship in any and all such situations.

                  (i) "Inventions." Any and all devices, systems, software and other programs, processes, products, patents and any other creation (all of the foregoing, for purposes of this paragraph, called "inventions") identical or similar to or relating to devices, processes, systems, products or services utilized and/or offered by the Company.

                  (j) "Operations Policies." All written procedures, policies, instructions from Company's officers, directors or managers, the Company Employee Manual (if any), and all other written communications from the Company to Executive individually, or to all Company's employees. Said Operations Policies are hereby incorporated herein and expressly made a part of this Agreement by this reference thereto.

                  (k) "Termination." Cessation of this Agreement or the underlying employment relationship, whether by action of the Executive or Company, and whether voluntary or involuntary. Termination hereby may be with or without Cause.

                  (l) "Terms and Conditions of Employment." This document entitled Terms and Conditions of Employment, which is Exhibit "A" to the Executive Employment Agreement, and all of the provisions hereof.



                                            PLEASE INITIAL:   /s/ P. K. Chan
                                                              -----------------
                                                              Executive

                               FIRST AMENDMENT TO
                         EXECUTIVE EMPLOYMENT AGREEMENT

     This Executive Employment Agreement (this "Agreement") is entered into by and between HAYES MICROCOMPUTER PRODUCTS, INC. (the "Company") and P.K. CHAN (the "Executive") on this 1st day of October, 1997.

         For and in consideration of the employment or continued employment, as the case may be, of the Executive by the Company, the mutual covenants and promises contained herein, and in the Terms and Conditions of Employment attached hereto as Exhibit "A," and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Executive hereby covenant and agree as follows:

         1. Employment; Compensation. Company hereby employs or continues to employ Executive as President and Chief Operating Officer on the terms and conditions set forth herein and Executive accepts such employment. Executive's initial salary shall be $240,000.00 per year, and, subject to paragraph 3 below, shall continue for so long as Executive is employed by the Company, or until such salary is modified by mutual consent of the parties hereto. In addition, Executive shall be entitled to an executive incentive bonus of up to 30% of Executive's base salary, based upon performance criteria to be determined by the Company.

         2. Term. The Term of this Agreement shall be two (2) years from the date hereof, unless sooner terminated in accordance with paragraph 3 below.

         3. Termination and Severance. This Agreement may be terminated by Company, its Chairman of the Board, or Executive with or without Cause. In the event Company or the Chairman of the Board terminates this Agreement without Cause during the Term, then Executive shall be entitled to severance pay in the form of continuation of his or her salary for twelve (12) months following the date of termination. In the event that Company or the Chairman of the Board terminates Executive's employment for Cause, or Executive voluntarily terminates employment, or the Term expires, the Company shall not be obligated to pay any salary or other Compensation to Executive after the effective date of termination. During the Term, Executive shall be entitled to receive bonuses in accordance with the Company's normal policies with respect to similarly situated Executives, if any. Executive agrees to provide Company with at least six (6) weeks advance written notice prior to voluntary termination or resignation by Executive.

         4. Terms and Conditions. Executive acknowledges that this Agreement, and his employment obligations hereunder, expressly include the provisions set forth in the Terms and Conditions of Employment attached hereto as Exhibit "A,"which are incorporated herein by this reference thereto. This Agreement shall supersede any prior employment agreement, and any restrictive covenants, previously entered into by Executive with the Company.

         IN WITNESS WHEREOF, the parties hereto have set their hands and seals on the date and year first above written.

                                           COMPANY:

/s/ P. K. Chan           (SEAL)            By:/s/ Dennis C. Hayes        (SEAL)
-------------------------------               ---------------------------------
Executive
                                           Attest:/s/ Kim Gallagher
                                                  -----------------------------

                                   EXHIBIT "A"

                       TERMS AND CONDITIONS OF EMPLOYMENT

         1. Duties and Responsibilities. Executive shall devote his full time and best efforts to the duties and responsibilities assigned by the Company and shall abide by this Agreement and the Company's Operations Policies.

         2. Confidential Information, Trade Secrets. Executive shall not use or disclose to any person or entity any Confidential Information or trade secrets of Company other than as necessary in the fulfillment of this Agreement in the course of employment. This paragraph shall be effective during the term hereof and for a period of two (2) years after termination of employment, whether with or without Cause.

         3. Inventions. The Company and Executive acknowledge that in the course of Executive's employment by the Company, Executive may from time to time develop or participate in the development of software or technology. All works or inventions conceived, originated, authored, or discovered, in whole or in part, by Executive, which result from any work performed for the Company or related to or useful in the business of the Company are and shall be the exclusive property of the Company. Executive shall cooperate with the Company in the protection of the Company's copyrights, patents, and other proprietary rights therein and, to the extent deemed desirable by the Company, in the registration of the same. Executive hereby assigns to the Company all of Executive's right, title and interest in and to any and all inventions, processes, systems and creations, whether or not patentable or copyrightable, that Executive may conceive, develop, or create, in whole or in part, during his employment with the Company, whether or not during normal working hours. Executive shall sign and deliver all documents relative to said inventions requested by the Company for the purpose of confirming the Company's title thereto.

         4. Company Property. Upon request of the Company, and without request promptly on termination of this Agreement or Executive's employment hereunder, Executive shall deliver all Company Property in Executive's possession or control to the Company. Executive acknowledges and agrees that title to all Company Property is vested in the Company, and Executive shall not retain any such property or any copies thereof in any form, including magnetic or electronic form.

         5. Protective Covenants. Executive is and will during the course of employment become intimately familiar with Confidential Information, trade secrets, facilities and services, and other property of the Company, and the protection of the Company requires that all such property and information must remain the sole and private property of the Company to be used only for the Company's benefit, not to be disclosed to any other party or used by Executive against Company. Accordingly, Executive does hereby warrant, represent, covenant and agree, as follows:

                  (i) Covenant Not to Compete. Executive agrees that, for a period of two (2) years from the termination of his employment with Company, whether with or without Cause, he shall not, directly or indirectly, on behalf of himself or any other person or entity, compete with the Company within a fifty (50) mile radius of the Company's principal place of business in Norcross, Georgia, or its principal place of business in Thousand Oaks, California, by engaging in the manufacture, assembling, or selling of computer component products, software, or systems, including modems, competitive with those manufactured, assembled, or sold by the Company, in a capacity which requires Executive to perform services substantially identical to the services performed by Executive on behalf of Company.

                  (ii) Covenant Not to Solicit Customers. During the term of Executive's employment hereunder, and for a period of two (2) years following the termination of such employment for any reason whatsoever, Executive shall not (except on behalf of or with the prior written consent of Company), either directly or indirectly, on Executive's own behalf or on behalf of others, solicit, divert, or appropriate any business for the manufacture, assembling, or sale of computer competent products, software or systems, including modems, competitive with those manufactured, assembled or sold by the Company, from any customer or actively sought prospective customer of the Company to whom the Company offered or provided products or services, and with whom Executive had material contact at any time during the twenty-four (24) months preceding the termination of Executive's employment.

                  (iii) Covenant Not to Solicit Employees. During the term of Executive's employment hereunder, and for a period of two (2) years following the termination of such employment for any reason whatsoever, Executive shall not employ or solicit the employment of any employee of the Company who was an employee of the Company at any time during the six (6) months preceding the termination of Executive's employment with the Company, for the purpose of causing such employee to take employment with Executive or a competitor of the Company.

                  Executive agrees and acknowledges that the restrictions in this Agreement are not vague, over broad or indefinite, and are reasonable and designed to protect the legitimate business interests of the Company. In addition to any other remedies which Company may have under the law for breach of any or all of said covenants, Company shall be entitled to injunctive and/or other equitable relief against Executive for any violation of any of said Covenants.

         6. Survival. Paragraphs 2, 3, 4, 5, and 6 hereof, together with any provisions of the Company's Operations Policies expressly or by necessary implication applicable after the termination of employment, shall survive termination of this Agreement. Upon termination, Executive shall repay to Company immediately any advances by Company, not offset by earnings or other credits due him or her, even if not expressly made repayable at the time of such advance, it being the intent of the parties that all such advances shall be repayable as provided by this paragraph. Company may offset any sums owed to Company by Executive against any amounts otherwise owed by Company to Executive. No sums otherwise due Executive at termination shall be payable to Executive if, at the time of termination or thereafter, Executive shall be in violation of any term or provision of this Agreement.

         7. Entire Agreement. This Agreement contains the entire understanding and agreement between the parties, and all promises, representations, warranties or inducements made by either party to the other, including any prior employment agreement or restrictive covenants, not specifically made in writing or made a part hereof by reference, are expressly superseded and shall have no force or effect. This Agreement may not be modified except in a writing signed by both parties hereto.

         8. Severability. If any provision of this Agreement (including any subparts of any paragraph) is invalid or unenforceable by any rule of law or public policy, this Agreement shall be construed so as to delete herefrom the invalid or unenforceable covenant or provision. To the extent that any provision is invalid or unenforceable that may be valid or enforceable by limitation thereof, then such provision shall be enforceable to the fullest extent permitted under the law of the jurisdiction in which enforcement is sought. If any particular provision is held to be invalid, illegal or unenforceable, all other covenants, terms, conditions and provisions hereof shall be and remain in full force and effect.

         9. Binding Effect. This Agreement shall be binding upon, and shall inure to the benefit of, each respective party's heirs, successors, legal representatives, executors and assigns. This Agreement shall be construed and governed in accordance with the laws of the State of Georgia.

         10. Definitions. Any word used in this Agreement which is defined in this paragraph shall have the meaning set forth below:

                  (a) Agreement. The Executive Employment Agreement, together with the Terms and Conditions of Employment and any documents incorporated therein by reference. In the event of any inconsistency between the Agreement and any Operations Policies, the Agreement shall control.

                  (b) "Cause." The term "Cause" as used in the within and foregoing Agreement shall mean (i) Executive's breach of a covenant or obligation of this Agreement, including any of the Terms and Conditions of Employment, or any failure or refusal by Executive to perform Executive's duties hereunder to the satisfaction of the Board of Directors, or to comply with any lawful directive of the Board of Directors, if, after receiving written notice of such breach, failure or refusal to perform, Executive does not cure or correct such breach, failure or refusal within five (5) business days after Executive's receipt of such notice; and (ii) any act of Executive in the course of Executive's employment that constitutes larceny, fraud, deceit, gross negligence, a crime involving moral turpitude, wilful misrepresentation, wilful misconduct, or failure to maintain the confidentiality of the Confidential Information and trade secrets of Company.

                  (c) "Company." Hayes Microcomputer Products, Inc., and any successor or assignee hereof.

                  (d) "Company Property." All property, without limitation, whether real, personal, tangible or intangible, including all inventions, confidential information, trade secrets, facilities, trade names, logos, patents and all tangible materials and supplies (whether originals or duplicates and including, but not in any way limited to, sample products, video tape cassettes, film, catalogues, price lists, rate sheets, outstanding quotations, books, records, manuals, sales presentation literature, training materials, calling or business cards, customer record cards, customer files, customer names, addresses and telephone numbers, supplier information, contacts, pricing and practices, strategic partner information, files and records, current or prospective business plans, Operations Policies, directives, correspondence, documents, contracts, orders, messages, memoranda, notes, circulars, agreements, bulletins, invoices and receipts, and sources of financing), which in any way pertain to Company's business, whether or not furnished to Executive by Company and whether or not prepared, compiled, or acquired by Executive while employed by Company, are the sole property of Company.

                  (e) "Compensation." Any and all payments, remuneration and benefits, including employment, provided to Executive by the Company, regardless of the form thereof. Such compensation as is paid to Executive shall be conclusively deemed legally sufficient consideration for this Agreement.

                  (f) "Confidential Information." All confidential information regarding the Company"s business, including but not limited to its methods of operation, products, software programs, equipment and techniques, existing and contemplated facilities and services, inventions, systems, devices (whether or not patentable), financial information and practices, plans, pricing, selling techniques, names, addresses and phone numbers of the Company's Customers and prospective Customers and suppliers and prospective suppliers, credit information and financial data of the Company and the Company's Customers and prospective customers and suppliers and prospective suppliers, particular business requirements of the Company's Customers, and special methods and processes involved in designing, producing and selling Company's facilities and services, current and prospective business plans, strategic partner information, files and records, and the terms of this Agreement, all shall be deemed Confidential Information and the Company's exclusive property. The parties agree that Confidential Information shall be deemed to be trade secrets under the Georgia Trade Secrets Act. Confidential Information shall not include information that is in the public domain or otherwise readily accessible to members of the public.

                  (g) "Customer." Each person, corporation, firm, partnership or other entity whatsoever, which has purchased or shall purchase the Company's products, facilities or services.

                  (h) "Executive." The person signing this Agreement as Executive, regardless of any title or duties which may now or hereafter be assigned to such person by the Company. This Agreement shall govern the employment relationship in any and all such situations.

                  (i) "Inventions." Any and all devices, systems, software and other programs, processes, products, patents and any other creation (all of the foregoing, for purposes of this paragraph, called "inventions") identical or similar to or relating to devices, processes, systems, products or services utilized and/or offered by the Company.

                  (j) "Operations Policies." All written procedures, policies, instructions from Company's officers, directors or managers, the Company Employee Manual (if any), and all other written communications from the Company to Executive individually, or to all Company's employees. Said Operations Policies are hereby incorporated herein and expressly made a part of this Agreement by this reference thereto.

                  (k) "Termination." Cessation of this Agreement or the underlying employment relationship, whether by action of the Executive or Company, and whether voluntary or involuntary. Termination hereby may be with or without Cause.

                  (l) "Terms and Conditions of Employment." This document entitled Terms and Conditions of Employment, which is Exhibit "A" to the Executive Employment Agreement, and all of the provisions hereof.



                                        PLEASE INITIAL:  /s/ P. K. Chan
                                                         ----------------------
                                                         Executive